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                      ASSIGNMENT AND ASSUMPTION AGREEMENT


          THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made as
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of January 16, 1998 by ADNET STRATEGIES, INC., a California corporation
("Assignee"), and JOHN BOHAN & ASSOCIATES, LLC, a California limited liability
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company ("Assignor").
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                                    RECITALS
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          A.   Assignor operates an Internet advertising sales business (the

"Business").
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          B.   Assignor desires to assign to Assignee, and Assignee desires to assume from Assignor, all of the assets used or useful in connection with the Business (the "Assets") and all of the liabilities, obligations, claims and
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expenses of the Business (collectively, the "Liabilities"), under the terms and
                                             -----------
conditions hereof.

          FOR VALUABLE CONSIDERATION, Assignor does hereby assign to Assignee, and Assignee does hereby accept and assume, all of the Assets and Liabilities. Without limiting the generality of the foregoing:

          1.   The Assets shall include:

               (a) the physical assets used in the Business;

               (b) the personal property leases used in the Business;

               (c) the real property leases used in the Business;

               (d) the inventory of the Business;

               (e) the intangible assets used in the Business;

               (f) the operating systems and manuals, and other printed or written materials used in the Business;

               (g) all records and books of account relating to the Business;

               (h) the receivables relating to the Business;
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               (i) all goodwill associated with the Business;

               (j) all permits used in connection with the Business; and

               (k) all other tangible and intangible property relating to the
                   Business not specifically listed above, whether now existing or hereafter acquired; and

          2. The Liabilities shall include each and all of the liabilities, obligations and responsibilities of Assignor arising out of the Operation of the Business or ownership of the Assets, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, and due or to become due, of any nature whatsoever.

          The transfer of assets contemplated by this Agreement shall occur and be effective, and Transferee shall have full ownership of and power over all of the Assets, immediately upon delivery of this Agreement by Transferor.

          Transferor, at any time after the date of this Agreement, shall execute, acknowledge and deliver any further documents or instruments of transfer requested by Transferee and shall take such further action consistent with the terms of this Agreement that may be requested by Transferee for the purpose of granting and confirming to Transferee, or reducing to Transferee's possession, any or all of the assets referred to in this Agreement.

          Assignee hereby covenants and agrees with Assignor to sign, seal, execute and deliver, or cause to be signed, sealed, executed and delivered, and to make or cause to be done or made, upon the reasonable request of Assignor, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may reasonably be required by Assignor for the purpose of, or in connection with, the assumption by Assignee of the Liabilities.

          Transferor hereby constitutes and appoints Transferee, and its successors and assigns, the true and lawful attorney of Transferor, with full power of substitution, for Transferor and in Transferor's name, place and stead by and on behalf of and for the benefit of Transferee, and its successors and assigns, to (i) demand and receive from time to time the Assets hereby assigned, transferred and conveyed, and to give receipts and releases for and in respect of the same and any part thereof, and (ii) to execute any instrument of assignment necessary or advisable to accomplish the purposes of this Agreement. Transferor hereby

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declares that the appointment made and the powers hereby granted are coupled with an interest and are and shall be irrevocable by Transferor in any manner or for any reason.

          Transferor warrants, and hereby covenants, at Transferor's sole cost and expense, to defend Transferee's title to the assets hereby assigned against all lawful claims and demands of all persons or entities whomsoever which may now exist or which may have accrued as of the date of this Agreement.
Transferor hereby agrees to indemnify and hold Transferee free and harmless from all liabilities, obligations, damages, causes of action, judgments, costs and expenses (including reasonable attorneys' fees) which Transferee may incur or suffer in connection with any breach by Transferor of the preceding warranty and covenant.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

          This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to any statutes or principals of conflicts of laws.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, Assignor and Assignee have caused this Agreement to be executed as of the date first written above.



ASSIGNOR:      JOHN BOHAN & ASSOCIATES, LLC, a California limited liability company

               By:__________________________________________________________

               Its:_________________________________________________________

ASSIGNEE:      ADNET STRATEGIES, INC., a California corporation


               By:__________________________________________________________

               Its: ________________________________________________________

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